MFS[RegTM] EMERGING GROWTH SERIES
MFS[RegTM] RESEARCH SERIES
MFS[RegTM] GROWTH WITH INCOME SERIES
MFS[RegTM] HIGH INCOME SERIES
MFS[RegTM] WORLD GOVERNMENTS SERIES
MFS[RegTM]/FOREIGN & COLONIAL EMERGING                      PROSPECTUS
 MARKETS EQUITY SERIES                                      May 1, 1998
--------------------------------------------------------------------------------
MFS Variable Insurance Trust (the "Trust") is an open-end management investment company offering insurance company separate accounts a selection of investment vehicles for variable annuity and variable life insurance contracts (the "Contracts"). Currently the Trust offers shares of beneficial interest of 13 separate mutual fund series (individually or collectively hereinafter referred to as a "Series" or the "Series"), six of which are offered pursuant to this
Prospectus:

-- MFS Emerging Growth Series (the "Emerging Growth Series"), which seeks to provide long-term growth of capital;
-- MFS Research Series (the "Research Series"), which seeks to provide long-term growth of capital and future income;
-- MFS Growth With Income Series (the "Growth With Income Series"), which seeks to provide reasonable current income and long-term growth of capital and income;
-- MFS High Income Series (the "High Income Series"), which seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features;
-- MFS World Governments Series (the "World Governments Series"), which seeks not only preservation but also growth of capital, together with moderate current income; and
-- MFS/Foreign & Colonial Emerging Markets Equity Series (the "Emerging Markets
   Equity Series"), which seeks capital appreciation.

This Prospectus sets forth concisely the information about each Series that a prospective investor should know before applying for the Contracts offered by the separate accounts of certain insurance companies ("Participating Insurance Companies"). Investors are advised to read this Prospectus and the applicable Contract prospectus carefully and retain them for future reference. If you require more detailed information, a Statement of Additional Information dated May 1, 1998, as amended or supplemented from time to time ("SAI"), is available upon request without charge and may be obtained by calling or by writing to the Shareholder Servicing Agent (see back cover for address and phone number). The SAI, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains an Internet World Wide Web site (http://www.sec.gov) that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Series. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


                               ----------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

                               ----------------

SHARES OF THE TRUST ARE AVAILABLE AND ARE BEING MARKETED AS A POOLED FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING ALL TYPES OF CONTRACTS.

                               ----------------
THE HIGH INCOME SERIES MAY INVEST UP TO 100% OF ITS NET ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING (SEE "ADDITIONAL RISK FACTORS--LOWER RATED BONDS"). THE EMERGING GROWTH SERIES, THE RESEARCH SERIES, THE GROWTH WITH INCOME SERIES AND THE EMERGING MARKETS EQUITY SERIES ARE INTENDED FOR INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT THE RISKS ENTAILED IN SEEKING LONG-TERM GROWTH OF CAPITAL OR CAPITAL APPRECIATION. BECAUSE OF THEIR INVESTMENT POLICIES PERMITTING INVESTMENT IN FOREIGN SECURITIES, INVESTMENTS IN EACH SERIES MAY BE SUBJECT TO A GREATER DEGREE OF RISK THAN INVESTMENTS IN OTHER INVESTMENT COMPANIES WHICH INVEST ENTIRELY IN DOMESTIC SECURITIES.








   Investors should read this Prospectus and retain it for future reference.

TABLE OF CONTENTS

                                                                        Page
                                                                       -----
 1. Expense Summary ................................................     4
 2. Condensed Financial Information ................................     6
 3. Investment Concept of the Trust ................................    12
 4. Investment Objectives and Policies .............................    12
      MFS Emerging Growth Series ...................................    13
      MFS Research Series ..........................................    13
      MFS Growth With Income Series ................................    14
      MFS High Income Series .......................................    14
      MFS World Governments Series .................................    15
      MFS/Foreign & Colonial Emerging Markets Equity Series ........    16
 5. Certain Securities and Investment Techniques ...................    17
 6. Additional Risk Factors ........................................    25
 7. Management of the Series .......................................    29
 8. Information Concerning Shares of Each Series ...................    33
      Purchases and Redemptions ....................................    33
      Net Asset Value ..............................................    34
      Distributions ................................................    34
      Tax Status ...................................................    34
      Description of Shares, Voting Rights and Liabilities .........    34
      Performance Information ......................................    35
      Expenses .....................................................    35
      Shareholder Communications ...................................    36
Appendix A--Description of Bond Ratings ............................    A-1
Appendix B--Portfolio Composition Chart ............................    B-1

1. EXPENSE SUMMARY

Annual Operating Expenses (as a percentage of average net assets):


                                                                        MFS                         MFS
                                                                     Emerging        MFS           Growth
                                                                      Growth      Research      With Income
                                                                      Series       Series          Series
                                                                    ----------   ----------   ---------------
    Management Fee ..............................................       0.75%        0.75%          0.75%
    Other Expenses (after expense limitation)(1) ................       0.12%        0.13%          0.25%(2)
                                                                        ----         ----           -------
    Total Operating Expenses (after expense limitation) .........       0.87%        0.88%          1.00%(2)


                                                                                                     MFS/
                                                                                                   Foreign &
                                                                       MFS            MFS          Colonial
                                                                       High          World         Emerging
                                                                      Income      Governments       Markets
                                                                      Series         Series      Equity Series
                                                                    ----------   ------------   --------------
    Management Fee ..............................................      0.75%         0.75%          1.25%
    Other Expenses (after expense limitation)(1) ................      0.25%(2)      0.25%(2)       0.25%(2)
                                                                       -------       -------        -------
    Total Operating Expenses (after expense limitation) .........      1.00%(2)      1.00%(2)       1.50%(2)

--------------------
(1) Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."
(2) The Adviser has agreed to bear expenses for these Series, subject to reimbursement by these Series, such that each such Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. See "Information Concerning Shares of Each Series--Expenses." Otherwise, "Other Expenses" and "Total Operating Expenses" for each such Series would be:

                                                       "Other Expenses"     "Total Operating Expenses"
                                                        Without Expense          Without Expense
Series                                                    Limitation                Limitation
---------------------------------------------------   ------------------   ---------------------------
       Growth With Income .........................           0.35%                    1.10%
       High Income ................................           0.40%                    1.15%
       World Governments ..........................           0.40%                    1.15%
       Emerging Markets Equity (estimate) .........           4.67%                    5.92%

                              Example of Expenses

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in each Series, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated:


                                                              Period
                                           --------------------------------------------
Series                                      1 Year     3 Years     5 Years     10 Years
----------------------------------------   --------   ---------   ---------   ---------
       Emerging Growth .................      $ 9        $29         $50         $111
       Research ........................        9         29          51          113
       Growth With Income ..............       10         32          55          122
       High Income .....................       10         32          55          122
       World Governments ...............       10         32          55          122
       Emerging Markets Equity .........       15         47          82          179

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Series will bear directly or indirectly. The Series' annual operating expenses do not reflect expenses imposed by separate accounts of Participating Insurance Companies through which an investment in a Series is made or their related Contracts. A separate account's expenses are disclosed in the prospectus through which the Contract relating to that separate account is offered for sale.

     The "Example" set forth above should not be considered a representation of past or future expenses of any Series; actual expenses may be greater or less than those shown.

2. CONDENSED FINANCIAL INFORMATION

     The following financial information has been audited since the commencement of investment operations of each Series and should be read in conjunction with the financial statements included in the Series' Annual Reports to Shareholders. These financial statements are incorporated by reference into the SAI in reliance upon the report of the Series' independent auditors given upon their authority as experts in accounting and auditing. The Series' current independent auditors are Deloitte & Touche LLP.

                            Emerging Growth Series

                                                                 Year Ended            Year Ended           Period Ended
                                                             December 31, 1997     December 31, 1996     December 31, 1995*
                                                            -------------------   -------------------   -------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value--beginning of period ....................        $  13.24               $ 11.41               $  10.00
                                                                 --------               -------               --------
Income from investment operations#--
 Net investment income (loss)[sec] ......................        $  (0.06)             $  (0.01)              $   0.01
 Net realized and unrealized gain on investments and
   foreign currency transactions ........................            2.95                  1.95                   1.74
                                                                 --------              --------               --------
   Total from investment operations .....................        $   2.89              $   1.94               $   1.75
                                                                 --------              --------               --------
Less distributions declared to shareholders--
 From net investment income .............................        $     --              $     --               $  (0.01)
 From net realized gain on investments and foreign
   currency transactions ................................              --                 (0.06)                 (0.26)
 In excess of net realized gain on investments and
   foreign currency transactions ........................              --                 (0.05)                    --
 From capital ...........................................              --                    --                  (0.07)
                                                                 --------              --------               --------
   Total distributions declared to shareholders .........        $     --              $  (0.11)              $  (0.34)
                                                                 --------              --------               --------
Net asset value--end of period ..........................        $  16.13              $  13.24               $  11.41
                                                                 ========              ========               ========
Total return ............................................           21.90%                17.02%                 17.41%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ...............................................            0.90%                 1.00%                  1.00%+
 Net investment income (loss) ...........................           (0.38)%               (0.08)%                 0.10%+
Portfolio turnover ......................................             112%                   96%                    73%
Average commission rate### ..............................        $ 0.0616              $ 0.0401                     --
Net assets at end of period (000 omitted) ...............        $384,480              $104,956               $  3,869

--------------------
    * For the period from the commencement of the Series' investment operations, July 24, 1995, through December 31, 1995.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## The Series' expenses are calculated without reduction for fees paid indirectly.
  ### Average commission rate is calculated for Series' with fiscal years beginning on or after September 1, 1995.
[sec] The investment adviser voluntarily agreed to maintain, subject to reimbursement by the Series, the expenses of the Series at no more than 1.00% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment loss per share and the ratios would have been:

     Net investment loss ...........     $ (0.05)      $ (0.03)      $  (0.18)
     Ratios (to average net assets):
      Expenses## ...................        0.87%         1.16%          2.91%+
      Net investment loss ..........       (0.35)%       (0.23)%        (1.78)%+

                                Research Series



                                                                 Year Ended            Year Ended           Period Ended
                                                             December 31, 1997     December 31, 1996     December 31, 1995*
                                                            -------------------   -------------------   -------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value--beginning of period ....................       $   13.13               $ 10.89              $  10.00
                                                                ---------             ---------              --------
Income from investment operations#--
 Net investment income[sec] .............................       $    0.05               $  0.06              $   0.05
 Net realized and unrealized gain on investments and
   foreign currency transactions ........................            2.62                  2.37                  1.01
                                                                ---------             ---------              --------
   Total from investment operations .....................       $    2.67               $  2.43              $   1.06
                                                                ---------             ---------              --------
Less distributions declared to shareholders--
 From net investment income .............................       $      --             $   (0.02)             $  (0.03)
 From net realized gain on investments and foreign
   currency transactions ................................              --                 (0.16)                (0.14)
 In excess of net realized gain on investments and
   foreign currency transactions ........................              --                 (0.01)                   --
                                                                ---------             ---------              --------
   Total distributions declared to shareholders .........       $      --             $   (0.19)             $  (0.17)
                                                                ---------             ---------              --------
Net asset value--end of period ..........................       $   15.80             $   13.13              $  10.89
                                                                =========             =========              ========
Total return ............................................           20.26%                22.33%                10.62%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ...............................................            0.92%                 1.00%                 1.00%+
 Net investment income ..................................            0.34%                 0.47%                 1.15%+
Portfolio turnover ......................................              99%                   56%                   28%
Average commission rate### ..............................       $  0.0544             $  0.0295                    --
Net assets at end of period (000 omitted) ...............       $ 285,845             $  35,710              $  2,530

--------------------
    * For the period from the commencement of the Series' investment operations, July 26, 1995, through December 31, 1995.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## The Series' expenses are calculated without reduction for fees paid indirectly.
  ### Average commission rate is calculated with fiscal years beginning on or after September 1, 1995.
[sec] The investment adviser voluntarily agreed to maintain, subject to reimbursement by the Series, the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment income (loss) per share and the ratios would have been:


     Net investment income (loss) ..........    $ 0.06            --       $  (0.08)
     Ratios (to average net assets):
      Expenses## ...........................       0.88%        1.48%          3.90%+
      Net investment income (loss) .........       0.38%          --          (1.73)%+

                           Growth With Income Series

                                                                 Year Ended            Year Ended           Period Ended
                                                             December 31, 1997     December 31, 1996     December 31, 1995*
                                                            -------------------   -------------------   -------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value--beginning of period ....................         $ 12.98               $ 10.61              $  10.00
                                                                ---------             ---------              --------
Income from investment operations#--
 Net investment income[sec] .............................         $  0.16               $  0.18              $   0.05
 Net realized and unrealized gain on investments and
   foreign currency transactions ........................            3.70                  2.42                   0.61
                                                                ---------             ---------               --------
   Total from investment operations .....................         $  3.86               $  2.60               $   0.66
                                                                ---------             ---------               --------
Less distributions declared to shareholders--
 From net investment income .............................         $ (0.07)              $ (0.09)              $  (0.05)
 From net realized gain on investments and foreign
   currency transactions ................................           (0.29)                (0.13)                    --
 In excess of net realized gain on investments and
   foreign currency transactions ........................           (0.04)                (0.01)                    --
                                                                ---------             ---------               --------
   Total distributions declared to shareholders .........         $ (0.40)              $ (0.23)              $  (0.05)
                                                                ---------             ---------               --------
Net asset value--end of period ..........................         $ 16.44               $ 12.98               $  10.61
                                                                =========             =========               ========
Total return ............................................           29.78%                24.46%                  6.64%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ...............................................            1.00%                 1.00%                  1.00%+
 Net investment income ..................................            0.93%                 1.52%                  2.20%+
Portfolio turnover ......................................              42%                   41%                     2%
Average commission rate### ..............................         $0.0455               $0.0351                     --
Net assets at end of period (000 omitted) ...............         $58,045               $ 9,174               $    365

--------------------
    * For the period from the commencement of the Series' investment operations, October 9, 1995, through December 31, 1995.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
  ### Average commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.
[sec] The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:


     Net investment income (loss) ..........    $ 0.13       $ 0.05        $  (0.41)
     Ratios (to average net assets):
      Expenses## ...........................      1.10%        2.07%          21.44%+
      Net investment income (loss) .........      0.82%        0.46%         (18.24)%+

                              High Income Series

                                                                  Year Ended            Year Ended           Period Ended
                                                              December 31, 1997     December 31, 1996     December 31, 1995*
                                                             -------------------   -------------------   -------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value--beginning of period .....................         $ 10.87               $ 10.29              $  10.00
                                                                   -------               -------              --------
Income from investment operations#--
 Net investment income[sec] ..............................         $  0.95               $  0.89              $   0.34
 Net realized and unrealized gain on investments .........            0.52                  0.32                  0.18
                                                                   -------               -------              --------
   Total from investment operations ......................         $  1.47               $  1.21              $   0.52
                                                                   -------               -------              --------
Less distributions declared to shareholders--
 From net investment income ..............................         $    --               $ (0.53)             $  (0.23)
                                                                   -------               -------              --------
 From net realized gain on investments ...................              --                ( 0.10)                   --
                                                                   -------               -------              --------
   Total distributions declared to shareholders ..........         $    --               $ (0.63)             $  (0.23)
                                                                   -------               -------              --------
Net asset value--end of period ...........................         $ 12.34               $ 10.87              $  10.29
                                                                   =======               =======              ========
Total return .............................................           13.52%                11.80%                 5.25%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ................................................            1.00%                 1.00%                 1.00%+
 Net investment income ...................................            8.17%                 8.18%                 8.17%+
Portfolio turnover .......................................             139%                  135%                   32%
Net assets at end of period (000 omitted) ................         $30,662              $ 12,994              $  1,946

--------------------
    * For the period from the commencement of the Series' investment operations, July 26, 1995, through December 31, 1995.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
[sec] Subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:


     Net investment income ..........    $ 0.93       $ 0.82        $ 0.20
     Ratios (to average net assets):
      Expenses ......................      1.15%        1.62%        4.38%+
      Net investment income .........      8.02%        7.56%        4.82%+

                           World Governments Series

                                                     Year Ended          Year Ended         Period Ended         Period Ended
                                                 December 31, 1997   December 31, 1996   December 31, 1995*   December 31, 1994*
                                                ------------------- ------------------- -------------------- -------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value--beginning of period ..........     $    10.58            $ 10.17             $  9.82             $  10.00
                                                    ----------            -------             -------             --------
Income from investment operations#--
 Net investment income[sec] ...................     $     0.61            $  0.60             $  0.63             $   0.17
 Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ...............................          (0.73)            ( 0.19)               0.78               ( 0.09)
                                                    ----------            -------             -------             --------
   Total from investment operations ...........     $    (0.12)           $  0.41             $  1.41             $   0.08
                                                    ----------            -------             -------             --------
Less distributions declared to
 shareholders--
 From net investment income ...................     $    (0.17)           $    --            $  (0.42)            $  (0.17)
 From net realized gain on investments
   and foreign currency transactions ..........          (0.08)                --                  --                   --
 In excess of net investment income ...........             --                 --              ( 0.54)              ( 0.09)
 In excess of net realized gain on
   investments and foreign currency
   transactions ...............................             --[dbldag]         --                  --                   --
 From tax return of capital ...................             --                 --              ( 0.10)                  --
                                                    ----------            -------            --------             --------
   Total distributions declared to
    shareholders ..............................     $    (0.25)           $    --            $  (1.06)            $  (0.26)
                                                    ----------            -------            --------             --------
Net asset value--end of period ................     $    10.21            $ 10.58            $  10.17             $   9.82
                                                    ==========            =======            ========             ========
Total return ..................................         ( 1.13)%             4.03%              14.38%                0.79%++
Ratios (to average net assets)/
 Supplemental data[sec]:
 Expenses . ...................................           1.00%              1.00%               1.00%                1.00%+
 Net investment income ........................           5.96%              5.84%               6.05%                4.68%+
Portfolio turnover ............................            335%               361%                211%                  62%
Net assets at end of period (000 omitted) .....     $   38,058            $26,023            $  7,424             $  2,881

--------------------
       * For the period from the commencement of the Series' investment operations, June 14, 1994, through December 31, 1994.
       + Annualized.
      ++ Not annualized.
       # Per share data are based on average shares outstanding.
      ## For fiscal years ending after September 1, 1995, the Series' expenses are calculated without reduction for fees paid indirectly.
[dbldag] Per share amount was less than $0.01 per share.
   [sec] The investment adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:


     Net investment income .............  $ 0.59     $ 0.50     $ 0.53      $ 0.16
     Ratios (to average net assets):
      Expenses## .......................    1.15%      2.03%      1.99%       1.10%+
      Net investment income ............    5.81%      4.81%      5.09%       4.58%+

                        Emerging Markets Equity Series

                                                                       Year Ended
                                                                   December 31, 1997*
                                                                  --------------------
Per share data (for a share outstanding throughout the period):
Net asset value--beginning of period ..........................        $   10.00
                                                                       --------
Income from investment operations#--
 Net investment income[sec]** .................................        $      --
 Net realized and unrealized loss on investments and foreign
   currency transactions ......................................           ( 1.00)
                                                                       ---------
   Total from investment operations ...........................        $   (1.00)
                                                                       ---------
Net asset value--end of period ................................        $    9.00
                                                                       =========
Total return ..................................................           (10.00)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses .....................................................             1.50%+
 Net investment income ........................................             0.16%+
Portfolio turnover ............................................                8%
Average commission rate .......................................        $  0.0210
Net assets at end of period (000 omitted) .....................        $   1,357

--------------------
    * For the period from the commencement of the Series' investment operations, October 16, 1997, through December 31, 1997.
   ** The net investment income per share for the period was $0.004.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## The Series' expenses are calculated without reduction for fees paid indirectly.
[sec] The investment adviser voluntarily agreed to maintain, subject to reimbursement by the Series, the expenses of the Series at not more than 1.50% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment loss per share and the ratios would have been:


     Net investment loss ...........      $ (0.15)
     Ratios (to average net assets):
      Expenses## ...................         5.92%+
      Net investment loss ..........        (4.26)%+

3. INVESTMENT CONCEPT OF THE TRUST

     The Trust is an open-end, registered management investment company comprised of the following thirteen series: Emerging Growth Series, Value Series, Research Series, Growth With Income Series, Total Return Series, Utilities Series, High Income Series, World Governments Series, Emerging Markets Equity Series, Bond Series, Limited Maturity Series, Money Market Series and New Discovery Series. Each Series is a segregated, separately managed portfolio of securities. All of the Series, except the Utilities Series and the World Governments Series, are diversified. Additional series may be created from time to time. The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated February 1, 1994.

     The Trust currently offers shares of each Series to insurance company separate accounts that fund Contracts. Separate accounts may purchase or redeem shares at net asset value without any sales or redemption charge. Fees and charges imposed by a separate account, however, will affect the actual return to the holder of a Contract. A separate account may also impose certain restrictions or limitations on the allocation of purchase payments or Contract value to one or more Series, and not all Series may be available in connection with a particular Contract. Prospective investors should consult the applicable Contract prospectus for information regarding fees and expenses of the Contract and separate account and any applicable restrictions or limitations. The Trust assumes no responsibility for such prospectuses.

     Shares of the Series are offered to the separate accounts of Participating Insurance Companies that are affiliated or unaffiliated ("shared funding"). Shares of the Series may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Trust currently does not foresee any such conflict. Nevertheless, the Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more separate accounts of the Participating Insurance Companies might be required to withdraw its investments in one or more Series. This might force a Series to sell securities at disadvantageous prices.

     Individual Contract holders are not the "shareholders" of the Trust. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their Contract holders.

     The Trust's Board of Trustees provides broad supervision over the affairs of the Trust and the Series. Massachusetts Financial Services Company, a Delaware corporation ("MFS" or the "Adviser"), is the investment adviser to each Series. A majority of the Trustees of the Trust are not affiliated with the Adviser. The Adviser is responsible for the management of the assets of each Series and the officers of the Trust are responsible for the operations. The Adviser manages the Series' portfolios from day to day in accordance with the investment objectives and policies of each Series. The selection of investments and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.

4. INVESTMENT OBJECTIVES AND POLICIES

     Each Series has different investment objectives which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Series can be expected to affect the degree of market and financial risk to which each Series is subject and the return of each Series. The investment objectives and policies of each Series may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. Any investment involves risk and there is no assurance that the objectives of any Series will be achieved.

     In addition to the specific investment practices described below, each Series may also engage in certain investment techniques as described under the caption "Certain Securities and Investment Techniques" below and in the SAI under the caption "Certain Securities and Investment Techniques." The Series' investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."

MFS Emerging Growth Series -- The Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital.

     The Series' policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, technologies, management and market and other opportunities which are usually necessary to become more widely recognized as growth companies. Emerging growth companies can be of any size, and the Series may invest in larger or more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. While the Series will invest primarily in common stocks, the Series may, to a limited extent, seek appreciation in other types of securities such as fixed income securities (which may be unrated), convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. The Series may invest in non-convertible fixed income securities rated lower than "investment grade" (rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Services ("S&P"), Fitch IBCA ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps")) (commonly known as "junk bonds") or in comparable unrated securities, when, in the opinion of the Adviser, such an investment presents a greater opportunity for appreciation with comparable risk to an investment in "investment grade" securities. Under normal market conditions, the Series will invest not more than 5% of its net assets in these securities. For a description of these ratings, see Appendix A to this Prospectus.

     The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies, making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of the Series, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.

     Consistent with its investment objective and policies described above, the Series may also invest up to 25% (and generally expects to invest not more than 15%) of its net assets in foreign securities (including emerging market securities and Brady Bonds) which are not traded on a U.S. exchange.

MFS Research Series -- The Research Series' investment objective is to provide long-term growth of capital and future income.

     The portfolio securities of the Research Series are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The Series' assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Series' investment objective within their assigned industry responsibility.

     The Research Series' policy is to invest a substantial proportion of its assets in equity securities of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on the selection of progressive, well-managed companies. The Series' non-convertible debt investments, if any, may consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P or by Fitch), and, with respect to no more than 10% of the Series' net assets, securities in the lower rated categories (rated Ba or lower by Moody's or BB or lower by S&P, by Fitch or by Duff & Phelps) or securities which the Adviser believes to be of similar quality to these lower rated securities (commonly known as "junk bonds"). For a description of bond ratings, see Appendix A to this Prospectus.


     Consistent with its investment objective and policies described above, the Series may also invest up to 20% of its net assets in foreign securities (including emerging market securities) which are not traded on a U.S. exchange.

MFS Growth With Income Series -- The Growth With Income Series' investment objectives are to provide reasonable current income and long-term growth of capital and income.

     Under normal market conditions, the Growth With Income Series will invest at least 65% of its assets in equity securities of companies that are believed to have long-term prospects for growth and income.

     Consistent with its investment objective and policies described above, the Series may also invest up to 75% (and generally expects to invest not more than 15%) of its net assets in foreign securities (including emerging market securities and Brady Bonds) which are not traded on a U.S. exchange.

MFS High Income Series -- The investment objective of the High Income Series is to seek high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features.

     Fixed income securities offering the high current income sought by the High Income Series normally include those fixed income securities which offer a current yield above that generally available on debt securities in the three highest rating categories of the recognized rating agencies (commonly known as "junk bonds" if rated below the four highest categories of recognized rating agencies). The Series may invest up to 100% of its net assets in such securities. For a description of these rating categories, see Appendix A to this Prospectus and Appendix C for a chart showing the Series' holdings of fixed income securities broken down by rating category as of the end of its most recent fiscal year. (See "Additional Risk Factors" below.) However, since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be assured. The dividends paid by the Series will increase or decrease in relation to the income received by the Series from its investments, which would in any case be reduced by the expenses of the Series before such income is distributed to its shareholders.

     Fixed income securities include preferred and preference stocks and all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates (including interests in trusts or other entities representing such obligations), conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. Government, any foreign government or any of their respective political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by instruments).

     Corporate debt securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participations based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit). Under normal market conditions, not more than 25% of the value of the total assets of the High Income Series will be invested in equity securities, including common stocks, warrants and rights.

     Consistent with its investment objective and policies described above, the Series may also invest up to 25% (and generally expects to invest not more than 10%) of its net assets in foreign securities (including emerging market securities and Brady Bonds) which are not traded on a U.S. exchange. The Series has authority to invest up to 25% of its total assets in securities issued or guaranteed by foreign governments or their agencies or instrumentalities. (See "Additional Risk Factors" below.)

     The High Income Series may invest up to 40% of the value of its total assets in each of the electric utility and telephone industries, but will not invest more than 25% in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more) and, in the opinion of the Adviser, the relative return available from the electric utility or telephone industry and the relative risk, marketability, quality and availability of securities of such industry justifies such an investment.

     When and if available, fixed income securities may be purchased at a discount from face value. However, the High Income Series does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time the Series may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.

MFS World Governments Series -- The World Governments Series' investment objective is to seek not only preservation but also growth of capital, together with moderate current income.

     The World Governments Series seeks to achieve its investment objective through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities. The Series attempts to provide investors with an opportunity to enhance the value and increase the protection of their investment against inflation and otherwise by taking advantage of investment opportunities in the U.S. as well as in other countries where opportunities may be more rewarding. It is believed that diversification of assets on an international basis decreases the degree to which events in any one country, including the U.S., can affect the entire portfolio. Although the percentage of the Series' assets invested in securities issued abroad and denominated in foreign currencies will vary depending on the state of the economies of the principal countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar, under normal conditions the Series' portfolio is internationally diversified. However, for temporary defensive reasons or during times of international political or economic uncertainty or turmoil, most or all of the Series' investments may be in the U.S.

     Under normal economic and market conditions, at least 80% of the Series' portfolio is invested in debt securities, such as bonds, debentures, mortgage securities, notes, commercial paper, obligations issued or guaranteed by a government or any of its political subdivisions, agencies or instrumentalities, certificates of deposit, as well as debt obligations which may have a call on common stock by means of a conversion privilege or attached warrants.

     Consistent with its investment objective and policies described above, the Series may invest up to 100% (and generally expects to invest not more than 80%) of its net assets in foreign securities (including emerging market securities and Brady Bonds) which are not traded on a U.S. exchange. Although the percentage of the Series' assets invested in foreign securities will vary, at least 65% of the Series' assets will be invested in at least three different countries, one of which may be the U.S., except when the Adviser believes that investing for temporary defensive purposes is appropriate. The Adviser will determine the amount of the World Governments Series' assets to be invested in the U.S. and the amount to be invested abroad. The U.S. assets will be invested in high quality debt securities and the remainder of the assets will be diversified among countries where opportunities for total return are expected to be most attractive. It is currently expected that investments within foreign countries will be primarily in government securities to minimize credit risks. The

Series will not invest 25% or more of the value of its assets in the securities of any one foreign government. The portfolio will be managed actively and the asset allocations modified as the Adviser deems necessary.

     The World Governments Series will purchase non-dollar securities denominated in the currency of countries where the interest rate environment as well as the general economic climate provide an opportunity for declining interest rates and currency appreciation. If interest rates decline, such non-dollar securities will appreciate in value. If the currency also appreciates against the dollar, the total investment in such non-dollar securities would be enhanced further. Conversely, a rise in interest rates or decline in currency exchange rates would adversely affect the Series' return. Investments in non-dollar denominated securities are evaluated primarily on the strength of a particular currency against the dollar and on the interest rate climate of that country. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. In addition to the foregoing, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries. The Series may hold foreign currency received in connection with investments in foreign securities and in anticipation of purchasing foreign securities. (See "Additional Risk Factors" below.)

     The phrase "preservation of capital" when applied to a domestic investment company is generally understood to imply that the portfolio is invested in very low risk securities and that the major risk is loss of purchasing power through the effects of inflation or major changes in interest rates. However, while the World Governments Series invests in securities which are believed to have minimal credit risk, an error of judgment in selecting a currency or an interest rate environment could result in a loss of capital.

     It is contemplated that the World Governments Series' long-term debt investments will consist primarily of securities which are believed by the Adviser to be of relatively high quality. If after the Series purchases such a security, the quality of the security deteriorates significantly, the security will be sold only if the Adviser believes it is advantageous to do so.

MFS/Foreign & Colonial Emerging Markets Equity Series -- The Emerging Markets Equity Series' investment objective is to seek capital appreciation. The selection of securities is made solely on the basis of potential for capital appreciation. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of capital appreciation.

     The Series seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of issuers whose principal activities are located in emerging market countries. The Adviser and the Sub-Adviser expect to take a global approach to portfolio management by weighting the Series' investments towards countries in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily in Eastern Europe. See "Certain Securities and Investment Techniques--Emerging Market Securities" below.

     While the Series intends to invest primarily in equity securities, the Series may also invest less than 35% of its net assets in non-convertible fixed income securities of government, government-related, supranational and corporate issuers whose principal activities are outside the U.S., rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities. See "Additional Risk Factors--Lower Rated Bonds" below. The Adviser and the Sub-Adviser consider a variety of factors in selecting fixed income securities to achieve capital appreciation, including the creditworthiness of issuers, interest rates and currency exchange rates.

     The Series does not intend to emphasize any particular country or region in making its investments, but under normal market conditions, the Series will be invested in at least three countries (outside the U.S.) and will not invest more than 50% of its net assets in issuers whose principal activities are located in a single country. See "Risk Factors--Investments in One or a Limited Number of Countries" below. Currently, the Series does not expect to invest more than 25% of its net assets in issuers whose principal activities are located in a single country. The Series will seek to reduce risk by investing its assets in a number of markets and issuers, performing investment analyses of potential investments and monitoring current developments and trends in both the international economy and financial markets.

     For temporary defensive reasons, such as during times of international political or economic uncertainty or turmoil, most or all of the Series' investments may be in cash (U.S. dollars, foreign currencies or multinational currency units) and/or securities that are denominated in U.S. dollars or whose issuers are domiciled in the U.S. The Series is not restricted as to the portions of its assets which may be invested in securities denominated in a particular currency and up to 100% of the Series' net assets may be invested in securities denominated in foreign currencies and multinational currency units.

5. CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

     Equity Securities: Each of the Series (except the World Governments Series) may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

     Lending of Portfolio Securities: Each of the Series may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, U.S. Treasury securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 10% of the value of the net assets of the Series making the loans.

     Emerging Market Securities: Consistent with their respective objectives, each of the Series may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser or Sub-Adviser, as applicable, to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser or Sub-Adviser, as applicable, determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and location of its assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

     Brady Bonds: Each of the Series (except the Research Series) may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the col-lateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

     Repurchase Agreements: Each of the Series may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, a Series acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Series' right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, each Series has adopted certain procedures intended to minimize risk.

     "When-Issued" Securities: Each of the Series (except the Research Series and the World Governments) may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Series at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, a Series does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Series will segregate liquid assets sufficient to cover its commitments.

     Mortgage "Dollar Roll" Transactions: Each of the World Governments Series and the High Income Series may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which a Series sells mortgage- backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Series record these transactions as sale and purchase transactions, rather than as borrowing transactions. A Series will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. In the event that the party with whom the Series contracts to replace substantially similar securities on a future date fails to deliver such securities, the Series may not be able to obtain such securities at the price specified in such contract and thus may not benefit from the price differential between the current sales price and the repurchase price.

     Restricted Securities: Each of the Series (except the Growth With Income Series) may purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Series' limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight of the liquidity determinations, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in a Series to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Series' portfolio.

     Corporate Asset-Backed Securities: Each of the Emerging Growth Series and the High Income Series may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

     Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

     Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds: Each of the Emerging Markets Equity Series, the World Governments Series, the Growth With Income Series and the High Income Series may invest in zero coupon bonds. The High Income Series may also invest in deferred interest bonds and PIK bonds. Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. Each Series will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Series' distribution obligations.

     Collateralized Mortgage Obligations and Multiclass Pass-Through Securities:
Each of the World Governments Series and the High Income Series may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Each of these Series may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multiclass pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the

CMOs or make scheduled distributions on the multiclass pass-through securities. In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Series invests, the investment may be subject to a greater or lesser risk of prepayments than other types of mortgage-related securities.

     Each of the World Governments Series and the High Income Series may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes. For a further description of CMOs, parallel pay CMOs and PAC Bonds and the risks related to transactions therein, see the SAI.

     Stripped Mortgage-Backed Securities: Each of the World Governments Series and the High Income Series may invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities usually structured with two classes that receive different proportions of interest and principal distributions from an underlying pool of mortgage assets. For a further description of SMBS and the risks related to transactions therein, see the SAI.

     Loan Participations and Other Direct Indebtedness: Each of the Emerging Growth Series, the High Income Series and the Emerging Markets Equity Series may invest a portion of its assets in "loan participations" and other direct indebtedness. By purchasing a loan participation, a Series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Series may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by a Series may involve revolving credit facilities or other standby financing commitments which obligate a Series to pay additional cash on a certain date or on demand.

     The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Series may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loan participations, other direct indebtedness and the risks related to transactions therein, see the SAI.

     Mortgage Pass-Through Securities: Each of the World Governments Series and the High Income Series may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by U.S. Government-sponsored corporations (such as FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). See the SAI for a further discussion of these securities.

     Foreign Growth Securities: The Emerging Markets Equity Series, the Emerging Growth Series, the Research Series and the Growth With Income Series may invest in securities of foreign growth companies, including established foreign companies, whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. See "Risk Factors" below. It is anticipated that these companies will primarily be in nations with more developed securities markets, such as Japan, Australia, Canada, New Zealand and most Western European countries, including Great Britain.

     Fixed Income Securities: Fixed income securities in which the Emerging Markets Equity Series may invest include all types of long- or short-term debt obligations, such as bonds, notes, bills, debentures, loans, loan assignments and commercial paper. The Series may invest in emerging market fixed income securities, which, in addition to the securities identified above, may take the form of interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market country issuers. Fixed income securities in which the Series may invest include securities in the lower rating categories of recognized rating agencies and comparable unrated securities. See "Additional Risk Factors" below. The Series will not invest 35% or more of its net assets, in non-convertible fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities. See "Additional Risk Factors -- Fixed Income Securities" below. However, because most foreign fixed income securities are not rated, the Series will invest in foreign fixed income securities primarily based on the Adviser's or the Sub-Adviser's credit analysis without relying on published ratings.

     Investment in Other Investment Companies: The Emerging Markets Equity Series may invest in other investment companies to the extent permitted by the 1940 Act (i) as a means by which the Series may invest in securities of certain countries which do not otherwise permit investment, (ii) as a means to purchase thinly traded securities of emerging market companies, or (iii) when the Adviser or the Sub-Adviser believes such investments may be more advantageous to the Series than a direct market purchase of securities. If the Series invests in such investment companies, the Series' shareholders will bear not only their proportionate share of the expenses of the Series (including operating expenses and the fees of the Adviser) but also will indirectly bear similar expenses of the underlying investment companies.

     Privatizations: The governments in some countries, including emerging market countries, have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Emerging Markets Equity Series may invest in privatizations. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

     Depositary Receipts: Each of the Series may invest in American Depositary Receipts ("ADRs"). ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on U.S. securities exchanges, the Adviser generally does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers. The Emerging Markets Equity Series may invest in Global Depositary Receipts ("GDRs") and other types of depositary receipts. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Emerg-ing Markets Equity Series' policy to invest a certain percentage of its assets in foreign securities, the investments of the Series in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

     Structured Securities: The Emerging Markets Equity Series may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be appointed among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Series anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of underlying instruments. The Series is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.

     Indexed Securities: Each of the High Income Series, the World Governments Series and the Emerging Markets Equity Series may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity (i.e., principal value) and/or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of or interest on the instrument.

     Swaps and Related Transactions: As one way of managing its exposure to different types of investments, each of the High Income Series, the World Governments Series and the Emerging Markets Equity Series may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by a Series with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, a Series might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a notional principal amount determined by the parties.

     Each of the High Income Series, the World Governments Series and the Emerging Markets Equity Series may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

     Swap agreements could be used to shift a Series' investment exposure from one type of investment to another. For example, if a Series agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease a Series' exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Series' investments and its share price and yield.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed, or no investment of cash. As a result, swaps can be highly volatile and may have a considerable impact on a Series' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Series may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

     Swaps, caps, floors and collars are highly specialized activities which involve certain risks. See the SAI for further information on, and the risks involved in, these activities.

     Options on Securities: Each of the Emerging Growth Series, the Emerging Markets Equity Series, the World Governments Series, the Growth With Income Series and the High Income Series may write (sell) covered put and call options and purchase put and call options on securities. Each of these Series will write options on securities for the purpose of increasing its return and/or to protect the value of its portfolio. In particular, where a Series writes an option that expires unexercised or is closed out by the Series at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. However, the writing of options constitutes only a partial hedge, up to the amount of the premium, less any transaction costs. In contrast, if the price of the underlying security moves adversely to the Series' position, the option may be exercised and the Series will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The Series may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

     By writing a call option on a security, a Series limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Series retains the risk of depreciation in value of securities on which it has written call options.

     Each of these Series may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that a Series wants to purchase at a later date. In the event that the expected market fluctuations occur, the Series may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Series upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Series.

     In certain instances, the Emerging Markets Equity Series and the Emerging Growth Series may enter into options on Treasury securities that are "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option. The SAI contains a further discussion of these investments.

     Options on Stock Indices: Each of the Emerging Growth Series, the Growth With Income Series and the Emerging Markets Equity Series may write (sell) covered call and put options and purchase call and put options on stock indices. Each of these Series may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When a Series writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Series will either close out the option at a profit or allow it to expire unexercised. A Series will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by a Series for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to a Series' option position, the option may be exercised, and the Series will experience a loss which may only be partially offset by the amount of the premium received.

     Each of these Series may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Series' possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

     "Yield Curve" Options: Each of the World Governments Series and the High Income Series may enter into options on the yield "spread," or yield differential, between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging (an effort to increase current income) purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options written by a Series will be covered as described in the SAI. The trading of yield curve options is subject to all the risks associated with trading other types of options, as discussed below under "Additional Risk Factors" and in the SAI. In addition, such options present risks of loss even if the yield on one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

     Futures Contracts and Options on Futures Contracts: Each of the Emerging Markets Equity Series, the World Governments Series and the High Income Series may purchase and sell futures contracts on foreign or domestic fixed income securities or indices of such securities, including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading ("Futures Contracts"). Each of these Series may also purchase and write options on such Futures Contracts ("Options on Futures Contracts"). Each of the Emerging Growth Series, the Growth With Income Series and the Emerging Markets Equity Series may purchase and sell Futures Contracts on stock indices, while the Emerging Growth Series, the Emerging Markets Equity Series, the World Governments Series and the Growth With Income Series may purchase and sell Futures Contracts on foreign currencies or indices of foreign currencies. Each of these Series may also purchase and write Options on such Futures Contracts.

     Such transactions will be entered into for hedging purposes or for non-hedging purposes to the extent permitted by applicable law. Each Series will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such Contracts will benefit a Series, if its investment judgment about the general direction of exchange rates or the stock market is incorrect, the Series' overall performance may be poorer than if it had not entered into any such contract and the Series may realize a loss.

     Purchases of Options on Futures Contracts may present less risk in hedging a Series' portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, a Series may suffer a loss on the transaction.

     Futures Contracts and Options on Futures Contracts that are entered into by a Series will be traded on U.S. and foreign exchanges.

     Forward Contracts: Each of the Series may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). Each of these Series may enter into Forward Contracts for hedging purposes and (except for the High Income Series) for non-hedging purposes (i.e., speculative purposes). By entering into transactions in Forward Contracts for hedging purposes, a Series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, a Series may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. A Series may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Adviser or Sub-Adviser, as applicable, believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser or Sub-Adviser, as applicable, anticipates, for any other reason, that the exchange rate will improve, the Series may hold such currencies for an indefinite period of time. A Series may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser or Sub-Adviser, as applicable, a reasonable degree of correlation can be expected between movements in the values of the two currencies. Each of these Series has established procedures which require use of segregated assets or "cover" in connection with the purchase and sale of such contracts.


     Options on Foreign Currencies: Each of the Emerging Growth Series, the Emerging Markets Equity Series, the World Governments Series, the Growth With Income Series and the High Income Series may purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and a Series may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Series' position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. A Series may also choose to, or be required to, receive delivery of the foreign currencies underlying Options on Foreign Currencies it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Series may hold such currencies for an indefinite period of time.

6. ADDITIONAL RISK FACTORS


     Options, Futures Contracts and Forward Contracts: Although certain Series will enter into transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render a Series' hedging strategy unsuccessful and could result in losses. Certain Series also may enter into transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which involves greater risk. In particular, such transactions may result in losses for a Series which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Series may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.

     Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities and indexes underlying options, Futures Contracts and Options on Futures Contracts traded by the Series will include both domestic and foreign securities.

     Lower Rated Bonds: Each of the Emerging Growth Series, the Research Series, the Emerging Markets Equity Series and the High Income Series may invest in fixed income securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

     Each of these Series may also invest in securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities (commonly known as "junk bonds") to the extent described above. See Appendix A to this Prospectus for a description of these ratings. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates, the market's perception of their credit quality, and the outlook for economic growth). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on a Series' lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, a Series may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Series' yield despite the actual loss of principal. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities, and judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to a Series but will be reflected in the net asset value of shares of the Series. See the SAI for more information on lower rated securities.

     Foreign Securities: Each of the Series may invest in dollar-denominated and non-dollar-denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. Each of the Series may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. Such Series may also hold foreign currency in anticipation of purchasing foreign securities. See the SAI for further discussion of foreign securities and the holding of foreign currency, as well as the associated risks.

     Emerging Market Securities: Each of the Series may invest in emerging markets. In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. These securities may be considered speculative and, while generally offering higher income and the potential for capital appreciation, may present significantly greater risk. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Series is uninvested and no return is earned thereon. The inability of a Series to make intended security purchases due to settlement problems could cause a Series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Series due to subsequent declines in value of the portfolio securities, a decrease in the level of liquidity in a Series' portfolio, or if a Series has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Series bears the risk that the securities will not be delivered and that the Series' payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic movements.

     Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Series of any restrictions on investments.

     Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Series.

     Allocation Among Emerging Markets: The Emerging Markets Equity Series may allocate all or a portion of its investments in emerging market securities among the emerging markets of Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily in Eastern Europe. The Series will allocate its investments among these emerging markets in accordance with the Adviser's and the Sub-Adviser's determination as to the allocation most appropriate with respect to the Series' investment objective and policies. The Series may invest its assets allocated to investment in emerging markets without limitation in any particular region, and, in accordance with the Adviser's and the Sub-Adviser's investment discretion, at times may invest all of its assets allocated to investment in emerging markets in securities of emerging market issuers located in a single region (e.g., Latin America). To the extent that the Series' investments are concentrated in one or a few emerging market regions, the Series' investment performance correspondingly will be more dependent upon the economic, political and social conditions and changes in those regions. The ability of the Series to allocate its investments among emerging market regions without restriction may have the effect of increasing the volatility of the Series, as compared to a series which limits such allocations.

     Investments in One or a Limited Number of Countries: The Emerging Markets Equity Series will seek to reduce risk by investing its assets in a number of markets and issuers. However, the Series may invest up to 50% of its net assets in issuers located in a single country. To the extent that the Series invests a significant portion of its assets in a single or limited number of countries, the Series' investment performance correspondingly will be more dependent upon the economic, political and social conditions and changes in that country or countries, and the risks associated with investments in such country or countries will be particularly significant. The ability of the Series to focus its investments in one or a limited number of countries may have the effect of increasing the volatility of the Series.

     Foreign Currencies: Because the Emerging Markets Equity Series may invest up to 100% of its assets in securities denominated in currencies other than the U.S. dollar, and because the Series may hold foreign currencies, the value of the Series' investments, and the value of dividends and interest earned by the Series, may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Series. Although the Adviser and Sub-Adviser may attempt to manage currency exchange rate risks, there is no assurance that the Adviser and Sub-Adviser will do so at an appropriate time or that the Adviser and Sub-Adviser will be able to predict exchange rates accurately. For example, if the Adviser and Sub-Adviser hedge the Series' exposure to a foreign currency, and that currency's value rises, the Series will lose the opportunity to participate in the currency's appreciation. The Series may hold foreign currency received in connection with investments in foreign securities, and enter into Forward Contracts, Futures Contracts and Options on Foreign Currencies when, in the judgment of the Adviser or Sub-Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rates. While the holding of foreign currencies will permit the Series to take advantage of favorable movements in the applicable exchange rate, it also exposes the Series to risk of loss if such rates move in a direction adverse to the Series' position. Such losses could also adversely affect the Series' hedging strategies. See the SAI for further discussion of the holding of foreign currencies as well as the associated risks.

     Non-diversification: The World Governments Series is "non-diversified," as that term is defined in the Investment Company Act of 1940 ( the "1940 Act"), but intends to continue to qualify as a "regulated investment company" ("RIC") for federal income tax purposes. This means, in general, that although more than 5% of the Series' total assets may be invested in the securities of one issuer (including a foreign government), at the close of each quarter of its taxable year the aggregate amount of such holdings (excluding holdings of U.S. Government Securities) may not exceed 50% of the value of its total assets, and no more than 25% of the value of its total assets may be invested in the securities of a single issuer (other than U.S. Government Securities). To the extent that a non-diversified Series at times may hold the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940
Act), the Series will at such times be subject to greater risk with respect to its portfolio securities than a fund that invests in a broader range of securities, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the Series' total return and the net asset value of its shares.

Short-Term Investments for Temporary Defensive Purposes -- During periods of unusual market conditions when the Adviser or Sub-Adviser, as applicable, believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of each Series may be invested in cash (including foreign currency) or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

Portfolio Trading

     Each Series intends to manage its portfolio by buying and selling securities, as well as holding securities to maturity, to help attain its investment objectives and policies.

     Each Series will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objectives. In trading portfolio securities, a Series seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies which may be used by the Series in trading portfolio securities, see "Portfolio Transactions and Brokerage Commissions" in the SAI. The Total Return Series' portfolio will be managed actively with respect to the Series' fixed income securities and the asset allocations modified as the Adviser deems necessary. Although the Series does not intend to seek short-term profits, fixed income securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. With respect to its equity securities, the Total Return Series does not intend to trade in securities for short-term profits and anticipates that portfolio securities ordinarily will be held for one year or longer. However, the Series will effect trades whenever it believes that changes in its portfolio securities are appropriate.

     Because each of the Emerging Growth Series, the High Income Series and the World Governments Series is expected to have a portfolio turnover rate of over 100%, transaction costs incurred by the Series and the realized capital gains and losses of the Series may be greater than that of a fund with a lesser portfolio turnover rate. The Emerging Markets Equity Series is not anticipated to have a portfolio turnover rate in excess of 100%.

     The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees of the Trust may determine, the Adviser may consider sales of Contracts for which the Trust is an investment option, together with sales of shares of other investment company clients of MFS Fund Distributors, Inc., the distributor of shares of the Trust and of the MFS Family of Funds, as a factor in the selection of broker-dealers to execute each Series' portfolio transactions. From time to time the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Series' operating expenses (e.g., fees charged by the custodian of the Series' assets). For a further discussion of portfolio trading, see the SAI.

                             --------------------

     The SAI includes a discussion of other investment policies and listing of specific investment restrictions which govern the investment policies of each Series. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see the SAI). Except with respect to the Series' policy on borrowing and investing in illiquid securities, the Series' investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

7. MANAGEMENT OF THE SERIES

     The Trust's Board of Trustees, as part of its overall management responsibility, oversees various organizations responsible for each Series' day-to-day management.


Investment Adviser -- MFS manages each Series pursuant to an Amended and Restated Investment Advisory Agreement with the Trust on behalf of each Series dated April 14, 1994, as amended and restated on April 30, 1998 (the "Advisory Agreement"). Under the Advisory Agreement, MFS provides the Series with overall investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for each Series. For its services and facilities, MFS receives a management fee, computed and paid monthly, in an amount equal to the following annual rates of the average daily net assets of each Series:

                                          Percentage of the average
                                              daily net assets
Series                                         of each Series
---------------------------------------- --------------------------
Emerging Growth Series .................             0.75%
Research Series ........................             0.75%
Growth With Income Series ..............             0.75%
High Income Series .....................             0.75%
World Governments Series ...............             0.75%
Emerging Markets Equity Series .........             1.25%

     For the fiscal year ended December 31, 1997, MFS received the following management fees from the Series under the Advisory Agreement and assumed the following amounts of the Series' expenses (see "Expenses" below):


                                            Management Fee     Expenses Assumed
Series                                        Paid to MFS           by MFS
----------------------------------------   ----------------   -----------------
Emerging Growth Series .................      $1,887,980           $     0
Research Series ........................       1,343,324                 0
Growth With Income Series ..............         188,365            26,920
High Income Series .....................         169,309            30,909
World Governments Series ...............         247,419            50,767
Emerging Markets Equity Series .........           3,350            11,922

     MFS or its affiliates will pay a fee to Cova Financial Services Life Insurance Company ("Cova") equal, on an annualized basis, to 0.20% of the aggregate net assets of the Trust attributable to Contracts offered by separate accounts of Cova or their affiliates. Such fees will not be paid by the Series, their shareholders, or by the Contract holders.

FCM -- The Emerging Markets Equity Series Advisory Agreement permits the Adviser from time to time to engage one or more sub-advisers to assist in the performance of its services. Pursuant to the Advisory Agreement, the Adviser has engaged Foreign & Colonial Management Ltd., a company incorporated under the laws of England and Wales ("FCM"), located at Exchange House, Primrose Street, London EC2A 2NY, United Kingdom, as sub-adviser to render advisory services to the Series. FCM is a wholly owned subsidiary of Hypo Foreign & Colonial Management (Holdings) Ltd. ("Hypo F&C"). Sixty-Five percent of the outstanding voting securities of Hypo F&C is owned by Hypo (U.K.) Holdings Ltd., which is a wholly owned subsidiary of HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed, and fifth largest, commercial bank in Germany, founded in 1835. The remaining 35% of the outstanding voting securities of Hypo F&C is owned by 4 closed-end publicly listed investment trusts managed by FCM, including Foreign & Colonial Investment Trust PLC. FCM has a history of money management dating from 1868 and the establishment of the world's oldest closed-end fund, Foreign & Colonial Investment Trust PLC. As of January 31, 1998, FCM managed approximately U.S. $42.61 billion of assets, including approximately U.S. $30.68 billion of assets in equity securities and approximately U.S. $11.93 billion of assets in fixed income securities.

     Under a separate Sub-Advisory Agreement between the Adviser and FCM, dated October 16, 1997 (the "Sub-Advisory Agreement"), the Adviser may delegate to FCM the authority to make investment decisions for the Series. It is presently intended that FCM will provide portfolio management services for the Series. For its services, the Adviser pays FCM a management fee, computed and paid monthly, in an amount equal to 0.65% of the average daily net assets managed by FCM of the Series on an annualized basis. The Adviser and FCM have agreed to cooperate in distributing, advising and managing investment products throughout the world. In this arrangement they anticipate that certain expenses and revenues relating to their cooperative activities, including investment advisory fees received from the Series and certain expenses incurred by MFS, FCM and their affiliates attributable to their services to the Series, will be shared.

FCEM -- The Emerging Markets Equity Series Sub-Advisory Agreement permits FCM from time to time to engage one or more sub-advisers to assist in the performance of its services. Pursuant to the Sub-Advisory Agreement, FCM has engaged Foreign & Colonial Emerging Markets Limited, a company incorporated under the laws of England and Wales ("FCEM"), located at Exchange House, Primrose Street, London EC2A 2NY, United Kingdom, as sub-adviser to render advisory services to the Series. FCEM is a wholly owned subsidiary of FCM. FCEM serves as the investment adviser to public closed-end and open-end funds and segregated accounts specializing in emerging markets. As of January 31, 1998, FCEM managed approximately U.S. $4.21 billion of assets invested in emerging markets.

     Under a separate Sub-Advisory Agreement between FCM and FCEM, dated October 16, 1997, FCM may delegate to FCEM the authority to make investment decisions for the Series. It is presently intended that FCEM will provide management services for the portion of the assets of the Series invested in emerging markets securities. For its services, FCM pays FCEM a management fee, computed and paid monthly, in an amount equal to 0.65% of the average daily net assets managed by FCEM of the Series on an annualized basis.

     The identity and background of the portfolio managers for each Series is set forth below. Unless indicated otherwise, each portfolio manager has acted in that capacity since the commencement of investment operations of each Series.

Series                                                           Portfolio Managers
---------------------------   ---------------------------------------------------------------------------------------
Emerging Growth Series        John W. Ballen, an Executive Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1984. Toni Y. Shimura, a Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1987. Ms. Shimura became a portfolio manager of the Series on November 30, 1995.

Research Series               The Series is currently managed by a committee comprised of various equity research analysts employed by the Adviser.

Growth With Income Series     Kevin R. Parke, an Executive Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1985. John D. Laupheimer, a Senior Vice President of MFS,
                              has been employed by the Adviser as a portfolio manager since 1981.

High Income Series            Bernard Scozzafava, a Vice President of the Adviser, has been employed by the Adviser as a portfolio manager since 1989.

World Governments Series      Stephen C. Bryant, a Senior Vice President of the Adviser, has been employed by the
                              Adviser as a portfolio manager since 1987.

Emerging Markets              Dr. Arnab Kumar Banerji, Chief Investment Officer of FCEM, has been employed by FCEM
Equity Series                 as a portfolio manager since 1993. Prior to 1993, Mr. Banerji served as Joint Head of
                              Emerging Markets for Citibank Global Asset Management. Jeffery Chowdhry, a Director
                              of FCEM, has been employed by FCEM as a portfolio manager since 1994. Prior to 1994,
                              Mr. Chowdry was a portfolio manager at BZW Investment Management.

     MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS[RegTM] Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS/Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada ("Sun Life"), in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.

     MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $72.0 billion on behalf of approximately 2.8 million investor accounts as of January 30, 1998. As of such date, the MFS organization managed approximately $47.2 billion of assets invested in equity securities and approximately $20.8 billion of assets invested in fixed income securities. Approximately $4.2 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar-denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life. The Directors of MFS are Jeffrey L. Shames, Arnold D. Scott, John
W. Ballen, John D. McNeil and Donald A. Stewart. Mr. Shames is the Chairman and President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Mr. Ballen is an Executive Vice President and Chief Equity Officer. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

     W. Thomas London, Stephen E. Cavan, James R. Bordewick, Jr., Ellen Moynihan, Mark E. Bradley and James O. Yost, all of whom are officers of MFS, are officers of the Trust.

     From time to time, the Adviser may purchase, redeem and exchange shares of any Series. The purchase by the Adviser of shares of a Series may have the effect of lowering that Series' expense ratio, while the redemption by the Adviser of shares of a Series may have the effect of increasing that Series' expense ratio.

Distributor -- MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, is the distributor of shares of each Series and also serves as distributor for each of the other mutual funds managed by MFS.

Administrator -- MFS provides each Series with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, each Series pays MFS an administrative fee of up to 0.015% per annum of the Series' average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

Shareholder Servicing Agent -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for each Series.

8. INFORMATION CONCERNING SHARES OF EACH SERIES

Purchases and Redemptions

     The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Series based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to Contracts. Orders received by the Trust are effected on days on which the Exchange is open for trading. For orders received by the Trust before the close of regular trading on the Exchange (normally 4 p.m. eastern time), such purchases and redemptions of the shares of each Series are effected at the respective net asset values per share determined as of the close of regular trading on the Exchange on that same day. Participating Insurance Companies shall be the designee of the Trust for receipt of purchase and redemption orders from Contract holders and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such order generally by 9:30 a.m. eastern time on the next following day on which the Exchange is open for trading. Payment for shares shall be by federal funds transmitted by wire and must be received by 2:00 p.m. eastern time on the next following day on which the Exchange is open for trading after the purchase order is received. Redemption proceeds shall be by federal funds transmitted by wire and shall be sent by 2:00 p.m. eastern time on the next following day on which the Exchange is open for trading after the redemption order is received. No fee is charged the shareholders when they redeem Series shares.

     At the sole discretion of the Trust, each Series may pay redemptions either totally or partially by a distribution in-kind of securities (instead of cash) from such Series' portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. Securities distributed by a Series will be selected by the Adviser in light of the Series' objective and may not generally represent a pro rata distribution of each security held in the Series' portfolio. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

     Purchases and exchanges should be made for investment purposes only. The Trust and MFD each reserves the right to reject or restrict any specific purchase or exchange request. The Trust is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Trust defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if the individual or organization makes six or more exchange requests out of any Series per calendar year. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

     As noted above, the Trust and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase and exchange requests by market timers. In the event that any individual or entity is determined either by the Trust or MFD, in its sole discretion, to be a market timer with respect to any calendar year, the Trust and/or MFD may reject all exchange requests into the Series during the remainder of that year.

     The Trust may suspend the right of redemption of shares of any Series and may postpone payment for any period: (i) during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable;
(iii) as the SEC may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws, rules and regulations, suspend payment on the redemption of its shares.

     Should any conflict between Contract holders arise which would require that a substantial amount of net assets be withdrawn from any Series, orderly portfolio management could be disrupted to the potential detriment of such Contract.

Net Asset Value

     The net asset value per share of each Series is determined each day during which the Exchange is open for trading. This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the Series' liabilities from the value of the Series' assets and dividing the difference by the number of shares of the Series outstanding. Values of assets in a Series' portfolio are determined on the basis of their market or other fair value, as described in the SAI. All investments, assets and liabilities are expressed in U.S. dollars based upon current currency exchange rates.

Distributions

     All of each Series' net investment income for any calendar year is declared and paid to its shareholders as dividends on an annual basis. In addition, each Series will make one or more distributions during the calendar year to its shareholders from any net realized long-term and short-term capital gains.

     Shareholders of any of the Series may elect to receive dividends and capital gain distributions in either cash or additional shares.

Tax Status

     Each Series of the Trust is treated as a separate entity for federal income tax purposes. In order to minimize the taxes each Series would otherwise be required to pay, each Series intends to qualify each year as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because each Series intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any of the Series will be required to pay any federal income or excise taxes.

     Shares of the Series are offered only to the Participating Insurance Companies' separate accounts that fund Contracts. See the applicable Contract prospectus for a discussion of the federal income tax treatment of (1) the separate accounts that purchase and hold Series shares and (2) the holders of the Contracts that are funded through those accounts. In addition to the diversification requirements of Subchapter M of the Code, each Series also intends to continue to diversify its assets as required by Code Section 817(h)(1) and the regulations thereunder. See also "Tax Status" in the SAI.

Description of Shares, Voting Rights and Liabilities

     Each Series currently has one class of shares, entitled Shares of Beneficial Interest (without par value). The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held, and shares of each Series are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions with respect to that Series, but shares of all Series vote together in the election of Trustees and selection of accountants. Additionally, each Series will vote separately on any other matter that affects solely that Series, but will otherwise vote together with all other Series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances. See "Description of Shares, Voting Rights and Liabilities" in the SAI.

     Each share of a Series represents an equal proportionate interest in the Series with each share, subject to the liabilities of the particular Series. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable. Should a Series be liquidated, shareholders are entitled to share pro rata in the net assets available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and omission insurance) and the Trust itself was unable to meet its obligations.

     As of February 27, 1998, MFS Fund Distributors, Inc., Boston, MA, owns of record 95.14% of the Emerging Markets Equity Series' shares and, therefore, is a controlling entity of the Series; United of Omaha Life Insurance Company, Omaha, NE, owns of record 69.95% of the High Income Series' shares and 36.04% of the World Governments Series' shares, and, therefore, is a controlling entity of such Series; Merrill Lynch Life Insurance Company, Jacksonville, FL, owns of record 25.58% of the Emerging Growth Series' shares and 42.18% of the Research Series' shares, and, therefore, is a controlling entity of such Series; and Cuna Mutual Life Variable Annuity Account, Waverly, IA, owns of record 35.60% of the World Governments Series' shares, and, therefore, is a controlling entity of the Series.

Performance Information

     Each Series' performance may be quoted in advertising in terms of yield and, except for the Money Market Series, total return. Performance is based on historical results and is not intended to indicate future performance. Performance quoted for a Series includes the effect of deducting that Series' expenses, but may not include charges and expenses attributable to any particular insurance product. Excluding these charges from quotations of a Series' performance has the effect of increasing the performance quoted. Performance for a Series will vary based on, among other things, changes in market conditions, the level of interest rates and the level of the Series' expenses. For further information about the Series' performance for the fiscal year ended December 31, 1997, please see the Series' Annual Reports. A copy of these Annual Reports may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

     From time to time, quotations of a Series' total return and yield may be included in advertisements, sales literature or reports to shareholders or prospective investors. The total return of a Series refers to return assuming an investment has been held in the Series for one year and for the life of the Series (the ending date of which will be stated). The total return quotations may be expressed in terms of average annual or cumulative rates of return for all periods quoted. Average annual total return refers to the average annual compound rate of return of an investment in a Series. Cumulative total return represents the cumulative change in value of an investment in a Series. Both will assume that all dividends and capital gains distributions were reinvested. The yield of a Series refers to net investment income generated by a Series over a specified 30-day (or one month) period. This income is then "annualized." That is, the amount of income generated by the Series during that 30-day (or one month) period is assumed to be generated over a 12-month period and is shown as a percentage of net asset value.

Expenses

     The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of each Series (other than those assumed by MFS) including but not limited to: advisory and administrative services; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to each Series; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of each Series; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Trust's Custodian, for all services to each Series, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of each Series; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of each Series and the preparation, printing and mailing of prospectuses are borne by each Series except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific Series are allocated between the Series in a manner believed by management of the Trust to be fair and equitable.

     Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear expenses of each of the Series such that the respective Series' "Other Expenses," which are defined to include all expenses of the Series (after taking into effect any compensating balance and offset arrangements) except for management fees, taxes, extraordinary expenses, and brokerage and transaction costs, do not exceed 0.25% of the average daily net assets of the Series (the "Maximum Percentage"). The payments made by MFS on behalf of each Series under this arrangement are subject to reimbursement by the Series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Series to MFS computed and paid monthly at a percentage of the Series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the Series' "Other Expenses" will not exceed the Maximum Percentage. The obligation of MFS to bear a Series' Other Expenses pursuant to this arrangement, and the Series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the Series equal the prior payment of such reimbursable expenses by MFS, or December 31, 2004.

     The expense reimbursement arrangement has terminated for the Emerging Growth Series and Research Series.

Shareholder Communications

     Owners of Contracts issued by Participating Insurance Companies for which shares of one or more Series are the investment vehicle will receive from the Participating Insurance Companies semi-annual financial statements and audited year-end financial statements certified by the Trust's independent certified public accountants. Each report will show the investments owned by the Trust and the valuations thereof as determined by the Trustees and will provide other information about the Trust and its operations.

     Participating Insurance Companies with inquiries regarding the Trust may call the Trust's Shareholder Servicing Agent. (See back cover for address and phone number.)

                             --------------------
     The SAI for the Trust, dated May 1, 1998, as amended or supplemented from time to time, contains more detailed information about each of the Series, including information related to: (i) the investment policies and restrictions of each Series; (ii) the Trustees, officers and investment adviser of the Trust; (iii) portfolio transactions; (iv) the shares of each Series, including rights and liabilities of shareholders; (v) the method used to calculate yield and total rate of return quotations of each Series; (vi) the determination of net asset value of shares of each Series; and (vii) certain voting rights of shareholders of each Series.

                                                                     APPENDIX A


                          Description of Bond Ratings

     The ratings of Moody's, S&P, Fitch and Duff & Phelps represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.


                        Moody's Investors Service, Inc.


     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. an application for rating was not received or accepted;

     2. the issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy;

     3. there is a lack of essential data pertaining to the issue or issuer; or

     4. the issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                      Standard & Poor's Ratings Services

     AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

     AA: An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

     A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

     BBB: An obligation rated 'BBB' exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated 'BB' is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated 'B' is MORE VULNERABLE to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated 'CCC' is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated 'CC' is CURRENTLY HIGHLY VULNERABLE to nonpayment.

     C: The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

A-1 and P-1 Commercial Paper Ratings

     Description of S&P, Fitch and Moody's highest commercial paper ratings:

     The rating "A" is the highest commercial paper rating assigned by S&P and Fitch, and issues so rated are regarded as having the greatest capacity for timely payment. Issues in the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those A-1 issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

     The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 have a superior ability for repayment. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

                                  Fitch IBCA

     AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

     BB: Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

     DDD, DD, and D: Default. Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50%-90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.

                        Duff & Phelps Credit Rating Co.

     AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB+, BBB, BBB-: Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B+, B, B-: Below investment grade and possession risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

     DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

     DP: Preferred stock with dividend arrearages.

                       Duff & Phelps Short-Term Ratings

     D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operation factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                                                     APPENDIX B


                            MFS HIGH INCOME SERIES
                          PORTFOLIO COMPOSITION CHART
                    For Fiscal Year Ended December 31, 1997

     The table below shows the percentages of the Series' assets at December 31, 1997 invested in bonds assigned to the various rating categories by Moody's, S&P, Fitch IBCA and Duff & Phelps and in unrated bonds determined by MFS to be of comparable quality. The highest of the four rating services is used with respect to each rating.



               Compiled         Unrated Bonds
   Rating       Ratings     of Comparable Quality      Total
-----------   ----------   -----------------------   ---------
  AAA/Aaa
  AA/Aa
  A/A
  BBB/Baa         0.57                0.32               0.89
  BB/Ba          12.65                                  12.65
  B/B            75.11                1.53              76.64
  CCC/Caa         3.46                2.15               5.61
  CC/Ca
  C/C             0.02                                   0.02
  Default
                 -----                ----              -----
    Total        91.81                4.00              95.81

     The chart does not necessarily indicate what the composition of the Series' portfolio will be in subsequent years. Rather, the Series' investment objective, policies and restrictions indicate the extent to which the Series may purchase securities in the various categories.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000
(800) 637-8730

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

Custodian
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 343-2829, ext. 3500

Mailing Address:
P.O. Box 1400, Boston, MA 02104-9985

Independent Auditors
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110






                                   [MFS LOGO]

                        We invented the mutual fund(SM)


                      MFS[RegTM] VARIABLE INSURANCE TRUST

                     500 Boylston Street, Boston, MA 02116

            -------------------------------------------------------


                       MFS[RegTM] EMERGING GROWTH SERIES
                           MFS[RegTM] RESEARCH SERIES
                      MFS[RegTM] GROWTH WITH INCOME SERIES
                         MFS[RegTM] HIGH INCOME SERIES
                      MFS[RegTM] WORLD GOVERNMENTS SERIES
                         MFS[RegTM]/FOREIGN & COLONIAL
                         EMERGING MARKETS EQUITY SERIES




                       [MAN AND WOMAN IN OFFICE GRAPHIC]



                                   PROSPECTUS

                                  May 1, 1998


            -------------------------------------------------------